UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2015

THE MADISON SQUARE GARDEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	No. 1-34434	No. 27-0624498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Two Penn Plaza New York, NY		10121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 10, 2015, The Madison Square Garden Company (the “Company”) and Dolan Family Office, LLC (“DFO LLC”), a company controlled by the Company’s director Charles F. Dolan, entered into an amendment (the “Amendment”) to that certain Time Sharing Agreement, dated as of February 9, 2010, between the Company and DFO LLC (the “GIV Time Sharing Agreement”), pursuant to which DFO LLC leases to the Company on a time sharing basis its Gulfstream GIV-SP aircraft. The Amendment amends the terms of the GIV Time Sharing Agreement to, inter alia, (i) modify the amount of expenses the Company must pay DFO LLC for each flight the Company elects to utilize (but not to exceed the maximum amount payable under Federal Aviation Administration (“FAA”) rules), (ii) extend the term of the GIV Time Sharing Agreement to June 30, 2016 and (iii) permit the Company to assign the agreement to any entity which is “spun-off” from the Company as contemplated in filings with the Securities and Exchange Commission (the “SEC”) as of the date of the Amendment. It is expected that the Company will assign the GIV Time Sharing Agreement to a wholly owned subsidiary of MSG Spinco, Inc. (“MSG Spinco”) in connection with the anticipated distribution by the Company to its common stockholders of all of the common stock of MSG Spinco (the “Distribution”), as described in MSG Spinco’s registration statement on Form 10 filed with the SEC.

Also on September 10, 2015, MSG Holdings, L.P. (“MSG Holdings”), a wholly owned subsidiary of the Company, entered into a Time Sharing Agreement with DFO LLC (the “G550 Time Sharing Agreement”), pursuant to which MSG Holdings has agreed to sublease to DFO LLC on a time sharing basis its Gulfstream Aerospace GV-SP (G550) aircraft. Under the terms of the G550 Time Sharing Agreement, DFO LLC will pay MSG Holdings specified expenses of each flight but not to exceed the maximum amount payable under FAA rules. It is expected that the Company will also assign the G550 Time Sharing Agreement to a wholly owned subsidiary of MSG Spinco in connection with the Distribution.

The above descriptions of the GIV Time Sharing Agreement, the Amendment and the G550 Time Sharing Agreement are qualified in their entirety by reference to those agreements, which are incorporated by reference or attached hereto, as applicable, as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated into this Item 1.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Compensation Committee (the “Committee”) of the Board of Directors of the Company approved a form of restricted stock units agreement (the “Form RSU”) and form of performance restricted stock units agreement (the “Form PSU”), which will be used for awards made under the Company’s 2010 Employee Stock Plan (the “ESP”) with respect to fiscal years beginning on or after July 1, 2015. The Form RSU is substantially consistent with the previously filed form of restricted stock units agreement under the ESP, except that the Form RSU provides that one-third of the award will vest on each anniversary of the grant date, subject to continued employment and the achievement of any applicable performance criteria. The Form PSU provides for the grant of performance restricted stock units that cliff-vest three years after the grant date to the extent that applicable performance conditions are achieved, subject to continued employment. The Form PSU has terms that were based on the terms in the previously filed form of cash performance award agreement.

The description above is qualified in its entirety by reference to the Form RSU and Form PSU, which are attached hereto as Exhibit 10.4 and Exhibit 10.5, respectively, and are incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Time Sharing Agreement, dated February 9, 2010, between The Madison Square Garden Company (formerly Madison Square Garden, Inc.) and Dolan Family Office, LLC (incorporated by reference to Exhibit 10.22 to Amendment No. 5 to the Company’s Registration Statement on Form 10 filed on December 24, 2009).

10.2	Amendment, dated September 10, 2015, to Time Sharing Agreement, dated February 9, 2010, between The Madison Square Garden Company (formerly Madison Square Garden, Inc.) and Dolan Family Office, LLC.

10.3	Time Sharing Agreement, dated September 10, 2015, between MSG Holdings, L.P. and Dolan Family Office, LLC.

10.4	Form of Restricted Stock Units Agreement.

10.5	Form of Performance Restricted Stock Units Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2015	THE MADISON SQUARE GARDEN COMPANY

	By:	/s/ Lawrence J. Burian
	Name:	Lawrence J. Burian
	Title:	Executive Vice President, General Counsel & Secretary